UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WEAVE COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 28, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Weave Communications, Inc. on Wednesday, June 10, 2026 at 11:00 a.m. Eastern Time. In order to support attendance, participation, expanded access, improved communication and cost savings for our stockholders and our company, the Annual Meeting will be a completely virtual meeting, conducted only via live webcast on the internet. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: http://virtualshareholdermeeting.com/WEAV2026 at the meeting date and time described in the accompanying proxy statement. There is no physical location for the Annual Meeting. In addition, although the live webcast is available only to stockholders at the time of the meeting, following completion of the Annual Meeting, a webcast replay will be posted to the Investor Relations section of our website at https://investors.getweave.com/news-events/events-presentations.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, the proxy statement, our annual report and the proxy card, each of which is enclosed.
Please use this opportunity to take part in our affairs by voting on the business to come before the Annual Meeting. You will receive a Notice of Internet Availability of Proxy Materials, or the Notice, which we expect to mail on or about April 30, 2026, unless you have previously requested to receive our proxy materials in paper form. Our board of directors has fixed the close of business on April 17, 2026 as the record date for the Annual Meeting, or the Record Date, and only stockholders of record as of the Record Date may vote at the Annual Meeting and any postponements or adjournments of the meeting. To ensure your representation at the Annual Meeting, please vote as soon as possible by using the internet or telephone, as instructed in the Notice. Alternatively, you may follow the procedures outlined in the Notice to request a paper proxy card to submit your vote by mail. Returning the paper proxy card or voting electronically does NOT deprive you of your right to participate in the virtual meeting and to vote your shares on the matters acted upon at the meeting. Your vote is important. All stockholders are encouraged to virtually attend the Annual Meeting. Whether or not you expect to virtually attend and participate in the Annual Meeting, please vote as soon as possible by submitting your proxy electronically via the internet or by telephone by following the instructions in the Notice or if you asked to receive the proxy materials in paper form, please complete, sign and date the proxy card and return it in the postage paid envelope provided.
Sincerely,
Brett White
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 10, 2026: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025 ARE AVAILABLE FREE OF CHARGE AT WWW.INVESTORVOTE.COM.

WEAVE COMMUNICATIONS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 28, 2026

Time and Date:	Wednesday, June 10, 2026 at 11:00 a.m. Eastern Time.

Place:	The Annual Meeting will be held on Wednesday, June 10, 2026 at 11:00 a.m. Eastern Time via live webcast on the internet at virtualshareholdermeeting.com/WEAV2026.

Items of Business:	1.
Elect the two Class II directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2029 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

	2.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Weave Communications, Inc. for the fiscal year ending December 31, 2026.

	3.	Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on April 17, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:	Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website at https://investors.getweave.com/investor-resources/contact-ir or, if you are a registered holder, contact our transfer agent, Computershare Trust Company, N.A., through its website at www.computershare.com or by phone at (800) 736-3001.
By Order of the Board of Directors,

Brett White Chief Executive Officer	Stuart C. Harvey Jr. Chairperson of the Board

WEAVE COMMUNICATIONS, INC.
PROXY STATEMENT FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

-i-

-ii-

WEAVE COMMUNICATIONS, INC.
________________
PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 10, 2026
________________
April 28, 2026
Information About Solicitation and Voting
The accompanying proxy is solicited on behalf of the board of directors of Weave Communications, Inc. for use at Weave Communications’ 2026 Annual Meeting of Stockholders (the "Annual Meeting" or “meeting”) to be held on Wednesday, June 10, 2026 at 11:00 a.m. Eastern Time via live webcast on the internet at http://virtualshareholdermeeting.com/WEAV2026. References in the proxy statement for the Annual Meeting, or the Proxy Statement, to “we,” “us,” “our,” the “Company” or “Weave Communications” refer to Weave Communications, Inc.
Internet Availability of Proxy Materials
We will mail, on or about April 30, 2026, the Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders of record and beneficial owners at the close of business on April 17, 2026. On the date of mailing of the Notice, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.
The Notice will identify the website where the proxy materials will be made available; the date, the time and internet location of the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendations with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the Proxy Statement; our Annual Report on Form 10-K for the year ended December 31, 2025, or the Annual Report, as filed with the Securities and Exchange Commission, or the SEC, on March 5, 2026 and a form of proxy relating to the Annual Meeting; information on how to access the form of proxy; and information on how to participate in the meeting and vote in person.
Questions and Answers About the Meeting and Related Topics
Q:    What is included in these materials?
A:    These materials include.
•The Proxy Statement; and
•The Annual Report.

Q:    What is the purpose of the meeting?
A:    At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the meeting, management will respond to questions from stockholders.
Q:    What proposals are scheduled to be voted on at the meeting?
A:    Stockholders will be asked to vote on the following two proposals at the meeting:
1.to elect George Scanlon and Debora Tomlin as Class II directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal; and
2.to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
Q:    Could matters other than Proposals One and Two be decided at the meeting?
A:    Our bylaws require that we receive advance notice of any proposal to be brought before the meeting by stockholders of Weave Communications, and we have not received notice of any such proposals. If any other matter were to come before the meeting, the proxy holders appointed by our board of directors will have the discretion to vote on those matters for you.
Q:    How does the board of directors recommend I vote on these proposals?
A:    Our board of directors recommends that you vote your shares:
•“FOR ALL” the nominees to the board of directors (Proposal One); and
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal Two).
Q:    Who may vote at the Annual Meeting?
A:    Stockholders of record as of the close of business on April 17, 2026, or the Record Date, are entitled to receive notice of, to attend and participate, and to vote at the Annual Meeting. At the close of business on the Record Date, there were 79,562,661 shares of our common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and these proxy materials will be sent directly to you by Weave Communications.
Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these proxy materials will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a legal proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Q:    How do I vote?
A.    Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by signing and returning the envelope provided with the proxy card. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your brokerage firm, bank, broker-dealer, trust, or other similar organization or other holder of record. You may vote by mail or follow any other alternative voting procedure (such as telephone or internet voting) described on your Notice. To use an alternative voting procedure, follow the instructions on each voting instruction form and/or proxy card that you receive. The alternative voting procedures are as follows:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may:
•vote by telephone or through the internet – in order to do so, please follow the instructions shown on your Notice or proxy card;
•vote by mail – if you request or receive a paper proxy card or voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or
•vote virtually at the meeting – to be admitted to the Annual Meeting at http://virtualshareholdermeeting.com/WEAV2026, you must enter the 16-digit Control Number found next to the label "Control Number" on your Notice of Internet Availability, proxy card, or voting instruction form, after which you may virtually attend and participate in the Annual Meeting and vote your shares electronically before the polls close during the Annual Meeting.
Votes submitted by telephone or through the internet must be received by 11:59 p.m. Eastern Time, on June 9, 2026. If you vote by mail, your proxy card must be received by June 9, 2026. Submitting your proxy, whether by telephone, through the internet or by mail if you request or receive a paper proxy card, will not affect your right to vote in person virtually should you decide to attend and participate in the meeting virtually.
Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction form provided by your brokerage firm, bank, or other nominee as directed by your nominee. To electronically vote in person virtually at the Annual Meeting, you must obtain your Control Number and a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.
Your vote is important. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
Q:    How do I vote by internet or telephone?
A.    If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your Notice or proxy card or voting instruction form. Please have each Notice or proxy card or voting instruction form you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to electronically vote (as detailed above) should you decide to virtually attend the meeting.
The telephone and internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly.
Q:    What shares can I vote?
A:    Each share of Weave Communications common stock issued and outstanding as of the close of business on April 17, 2026 is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of April 17, 2026, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Q:    How many votes am I entitled to per share?
A:    Each holder of shares of common stock is entitled to one vote for each share of common stock held as of April 17, 2026.
Q:    What is the quorum requirement for the meeting?
A:    The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be in attendance virtually or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you attend virtually and electronically vote at the Annual Meeting or if you have properly submitted a proxy.

Q:    How are abstentions and broker non-votes treated?
A:    Abstentions (i.e., shares present at the Annual Meeting and marked “abstain”) are deemed to be shares present or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. Abstentions have no effect on Proposal Two.
A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any "non-routine" matters brought to a vote at the stockholders meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on Proposal One or Proposal Two.
Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal Two). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include proposals other than Proposal Two. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to virtually attend the meeting.
Q:    What is the vote required for each proposal?
A:    The votes required to approve each proposal are as follows:
•Proposal One: Each director nominee must be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of directors, meaning that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. If you "WITHHOLD” your vote, it will have no effect on the election of directors.
•Proposal Two: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
Q:    If I submit a proxy, how will it be voted?
A:    When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

Q:    What should I do if I get more than one proxy card or voting instruction form?
A:    Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction forms. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials or one Notice for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction forms you receive relating to the Annual Meeting to ensure that all of your shares are voted and counted.
Q:    Can I change my vote or revoke my proxy?
A:    You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Annual Meeting.
If you are the stockholder of record, you may change your vote by:
•granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);
•providing a written notice of revocation to our Corporate Secretary at Weave Communications, Inc., 1331 W Powell Way, Lehi, Utah 84043, prior to your shares being voted, or
•virtually attending the Annual Meeting and voting online at http://virtualshareholdermeeting.com/WEAV2026. Attendance alone at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically vote during the meeting online at http://virtualshareholdermeeting.com/WEAV2026.
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Q:    How can I attend the Annual Meeting?
A:    The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of Weave Communications as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
To be admitted to the Annual Meeting at http://virtualshareholdermeeting.com/WEAV2026, you must enter the 16-digit Control Number found next to the label "Control Number" on your Notice of Internet Availability, proxy card, or voting instruction form or in the email sending you the proxy statement.
The question and answer session will include questions submitted in advance of, and questions submitted live during, the Annual Meeting. You may submit a question in advance of the meeting at proxyvote.com after logging in with your Control Number. Questions may be submitted during the Annual Meeting through http://virtualshareholdermeeting.com/WEAV2026. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you may contact the bank, broker, or other institution where you hold your account if you have questions about obtaining your Control Number.
The online meeting will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 15 minutes before the Annual Meeting begins on June 10, 2026. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
Q.    Do I need to register to attend the Annual Meeting virtually on the Internet?
A:    You do not need to register to attend the Annual Meeting virtually on the internet.
Q:    Can I submit questions prior to and during the meeting?
A:    Yes, you can submit questions prior to and during the meeting. We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as stockholders would have at an in-person meeting. Our virtual Annual Meeting will be conducted on the internet via live webcast. Stockholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting http://virtualshareholdermeeting.com/WEAV2026, as further described above.
The virtual Annual Meeting format allows stockholders to communicate with the Company prior to and during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may submit a question in advance of the meeting at proxyvote.com after logging in with your Control Number. Questions may be submitted during the Annual Meeting through http://virtualshareholdermeeting.com/WEAV2026.
We reserve the right to exclude questions regarding topics that are not pertinent to Annual Meeting matters or Company business or are inappropriate. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting will be answered in the live Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on the Investors section of our website (https://investors.getweave.com/news-events/events-presentations), as soon as practicable after the Annual Meeting.

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the meeting at http://virtualshareholdermeeting.com/WEAV2026.
Q:    What if I have trouble accessing the Annual Meeting virtually?
A:    The virtual meeting platform is fully supported across modern browsers and devices running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the meeting.
Q:    Why is the Annual Meeting being held only online?
A:    To facilitate greater stockholder attendance, participation, expanded access, improved communication and cost savings for our stockholders and our company, the meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at the 2026 Annual Meeting by enabling stockholders to participate remotely from any location around the world. We have designed the virtual 2026 Annual Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

Q.    How can I get electronic access to the proxy materials?
A:    Your Notice will provide you with instructions regarding how to:
•view our proxy materials for the meeting through the internet; and
•instruct us to send our future proxy materials to you electronically by email.
If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Q:    Is there a list of stockholders entitled to vote at the Annual Meeting?
A:    For ten (10) days prior to the meeting, a list of the names of stockholders of record entitled to vote will be available for inspection by stockholders of record for any purpose germane to the meeting between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices located at 1331 W Powell Way, Lehi, Utah 84043. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at Weave Communications Inc., 1331 W Powell Way, Lehi, Utah 84043, or email ir@getweave.com to arrange for electronic access to the stockholder list.

Q:    Who will tabulate the votes?
A:    A representative of Carideo Group Inc. will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.
Q:    Where can I find the voting results of the Annual Meeting?
A:    We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
Q:    I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:    The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”
Brokers with account holders who are Weave Communications stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Weave Communications that you no longer wish to participate in householding.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, Weave Communications, Inc., 1331 W Powell Way, Lehi, Utah 84043 or (3) contact our Investor Relations department by email at ir@getweave.com or by telephone at (801) 656-8231. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Q:    What if I have questions about my Weave Communications shares or need to change my mailing address on my stockholder account?
A:    You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at (866) 641-4276, through its website at www.computershare.com or by U.S. mail at 150 Royall St, Suite 101, Canton, MA 02021, if you have questions about your Weave Communications shares or need to change your mailing address on your stockholder account.

Q:    Who is soliciting my proxy and paying for the expense of solicitation?
A:    The proxy for the Annual Meeting is being solicited on behalf of our board of directors. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, upon request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the internet or by phone, you are responsible for any internet access or phone charges you may incur.
Q:    What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2027 Annual Meeting, or for consideration at our 2027 Annual Meeting?
A:    Requirements for Stockholder Proposals to be considered for inclusion in our proxy materials for our 2027 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our Corporate Secretary at our principal executive office. Our current principal executive office is located at 1331 W Powell Way, Lehi, Utah 84043. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2027 Annual Meeting, stockholder proposals must be received by our Corporate Secretary no later than December 31, 2026 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. If we do not receive a stockholder proposal by the deadline described above, we may exclude the proposal from our proxy statement for our annual stockholder meeting to be held in 2027.
Requirements for Stockholder Proposals to be presented at our 2027 Annual Meeting:
Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our Corporate Secretary at our principal executive office. To be timely for our 2027 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive office:
•not earlier than the close of business on February 10, 2027, and
•not later than the close of business on March 12, 2027.
If we hold our 2027 annual meeting of stockholders more than 30 days before or more than 60 days after June 10, 2027 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Secretary at our principal executive office:

•not earlier than the close of business on the 120th day prior to such annual meeting, and
•not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which public announcement of the date of such annual meeting is first made.
Additionally, our stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
A stockholder’s notice to our Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws. If a stockholder who has notified Weave Communications of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, Weave Communications does not need to present the proposal for vote at such meeting.
Q:    How can I elect to receive my proxy materials electronically by email?
A:    Registered stockholder (i.e., you hold your shares through our transfer agent, Computershare) – To receive future copies of our proxy materials by email, registered stockholders should go to www.proxyvote.com and follow the enrollment instructions. Upon completion of enrollment, you will receive an email confirming the election to use the online services. The enrollment in the online program will remain in effect until the enrollment is cancelled.
Beneficial stockholders (i.e., you hold your shares through an intermediary, such as a bank or broker) – Most beneficial stockholders can elect to receive an email that will provide electronic versions of the proxy materials. To view a listing of participating brokerage firms and enroll in the online program, beneficial stockholders should go www.ProxyVote.com follow the enrollment instructions. The enrollment in the online program will remain in effect for as long as the brokerage account is active or until the enrollment is cancelled.
Enrolling to receive our future proxy materials online will save us the cost of printing and mailing documents, as well as help preserve our natural resources.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our board of directors, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://investors.getweave.com by clicking on “Governance Documents” in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our board of directors pursuant to the recommendations of our nominating and governance committee.
Board Leadership Structure
Our board of directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairperson of the Board, as our board of directors believes that it is in the best interests of the Company to make that determination based on the direction of the Company and the current membership of the board of directors. Our board of directors has determined that having a director who is also the Chief Executive Officer serve as the Chairperson is not in the best interest of the Company’s stockholders at this time. This separation of roles enables our Chief Executive Officer to focus on his core responsibility of leading and managing our operations and day-to-day performance, consistent with strategic direction provided by our board of directors, and our Chairperson of the board of directors to focus on leading our board of directors in its fundamental role of providing guidance to, and independent oversight of, our management. Currently, Brett White serves as our Chief Executive Officer, and Stuart C. Harvey Jr. serves as Chairperson of our board of directors.
Our Board of Directors’ Role in Risk Oversight
One of the key functions of our board of directors is informed oversight of our risk management process. Although our board of directors does not have a standing risk management committee, it administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. Areas of focus include economic, operational, financial (accounting, credit, investment, liquidity and tax), competitive, legal, regulatory, cybersecurity, privacy, compliance and reputational risks. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks, and our management’s risk mitigation strategies.
Our audit committee is responsible for reviewing and discussing our financial risk management policies, including our investment policies, and our major financial, accounting, tax, and enterprise risk exposures and the steps management has taken to monitor and control such exposure. The audit committee also monitors compliance with legal and regulatory requirements and assists our board of directors in fulfilling its oversight responsibilities with respect to risk management. Our compensation committee reviews major compensation-related risk exposures and the steps management has taken to monitor and control such exposures. Our compensation committee also assesses whether the Company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Our nominating and governance committee assesses risks related to our corporate governance practices and the independence of our board of directors, monitors the effectiveness of our governance guidelines, and reviews the adequacy and effectiveness of our policies and internal controls regarding information and cyber security.
We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.
Independence of Directors
New York Stock Exchange, or NYSE, listing rules generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors or any other board committee (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors conducts an annual review of the independence of our directors by applying the independence principles and standards established by NYSE. These provide that a director is independent only if the board affirmatively determines that the director has no direct or indirect material relationship with our company. They also specify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.
Applying these standards, our board of directors has determined that none of the current members of our board of directors, other than Mr. White, has a relationship that would interfere with the exercise of such members’ independent judgment in carrying out their responsibilities as a director and that each of the current members of our board of directors is “independent” as that term is defined under NYSE listing rules. Our board of directors has also determined that all members of our audit committee, compensation committee and nominating and governance committee are independent and satisfy the relevant SEC and NYSE independence requirements for such committees.
Committees of Our Board of Directors
Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://investors.getweave.com, by clicking on “Governance Documents” in the

“Governance” section of our website. Members serve on these committees until (i) they resign from their respective committee, (ii) they no longer serve as a director or (iii) as otherwise determined by our board of directors.
Audit Committee
Our audit committee is composed of George P. Scanlon, who is the chair of our audit committee, Tyler Newton and David Silverman. The composition of our audit committee meets the requirements for independence under current NYSE listing rules and SEC rules and regulations. Each member of our audit committee is financially literate. In addition, our board of directors has determined that Mr. Scanlon is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended, or the Securities Act. This designation does not impose any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors.
The primary purpose of the audit committee is to discharge the responsibilities of our board of directors with respect to oversight of our accounting and financial reporting processes, the integrity of our financial statements, our compliance with legal and regulatory requirements, the performance of our internal audit function and systems of internal control, and audits of our financial statements, and to oversee our independent registered public accounting firm. Pursuant to its charter, our audit committee, among other things:
•selects a firm to serve as the independent registered public accounting firm to audit our financial statements;
•helps to ensure the independence of the independent registered public accounting firm;
•discusses the scope and results of the audit with the independent registered public accounting firm, and reviews, with management and the independent accountants, our interim and year-end operating results;
•develops procedures for employees to anonymously submit concerns about questionable accounting or audit matters; and
•considers the adequacy of our internal accounting controls and audit procedures.
Our audit committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://investors.getweave.com, by clicking on “Governance Documents” in the “Governance” section of our website.
Compensation Committee
Our compensation committee is composed of Blake G. Modersitzki, who is the chair of our compensation committee, Tyler Newton and Debora Tomlin. Effective as of the closing of the polls for the vote on Proposal One at the Annual Meeting, Mr. Scanlon will be appointed to serve as a member and the chair of our compensation committee. The composition of our compensation committee meets the requirements for independence under current NYSE listing rules and SEC rules and regulations. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our overall compensation policies, plans and programs and human capital management function, and to review, determine and execute our compensation philosophy, and the compensation of our executive officers, directors, and other senior management, as appropriate. Pursuant to its charter, our compensation committee, among other things:
•reviews and determines the compensation of our executive officers and recommends to our board of directors the compensation for our directors;
•administers our stock and equity incentive plans;
•reviews and makes recommendations to our board of directors with respect to incentive compensation and equity plans; and
•establishes and reviews general policies relating to compensation and benefits of our employees.
The compensation committee may delegate its authority to a subcommittee of the compensation committee (consisting either of a subset of members of the committee or, after giving due consideration to whether the eligibility criteria described within the compensation committee charter with respect to committee members and whether such other board members satisfy such criteria, any members of the board of directors) except for its exclusive authority to determine the amount and form of compensation paid to the Chief Executive Officer.
Our compensation committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://investors.getweave.com, by clicking on “Governance Documents” in the “Governance” section of our website.
Nominating and Governance Committee
Our nominating and governance committee is composed of David Silverman, who is the chair of our nominating and governance committee, Stuart C. Harvey Jr. and Adrian McDermott. The composition of the nominating and governance committee meets the requirements for independence under current NYSE listing rules and SEC rules and regulations. The primary purpose of our nominating and governance committee is to discharge the responsibilities of our board of directors in ensuring that the board of directors is properly constituted to meet its fiduciary duties. Pursuant to its charter, our nominating and governance committee, among other things:
•identifies, evaluates and recommends nominees and consider and evaluate stockholder nominees for election to our board of directors and committees of our board of directors;
•conducts searches for appropriate directors;
•evaluates the performance of our board of directors and of individual directors;

•considers and makes recommendations to the board of directors regarding the composition of the board and its committees;
•reviews developments in corporate governance practices;
•evaluates the adequacy of our corporate governance practices and reporting; and
•makes recommendations to our board of directors concerning corporate governance matters.
Our nominating and governance committee has a written charter approved by our board of directors. A copy of the charter is available on the Investor Relations section of our website, which is located at https://investors.getweave.com, by clicking on “Governance Documents” in the “Governance” section of our website.
Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. The Chairperson of our board of directors, who is a non-employee and independent director, serves as the presiding director at these meetings.
Compensation Committee Interlocks and Insider Participation
The members of our compensation committee during 2025 included Messrs. Modersitzki and Newton and Ms. Tomlin. None of the members of our compensation committee in 2025 was at any time during 2025 or at any other time one of our officers or employees, none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During 2025, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.
Board and Committee Meetings and Attendance
Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During 2025: (i) our board of directors met nine (9) times; (ii) our audit committee met seven (7) times; (iii) our compensation committee met four (4) times; and (iv) our nominating and governance committee met two (2) times.
During 2025, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of our directors who then served on our board of directors attended the 2025 Annual Meeting of Stockholders.

Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson of the board of directors) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by our Corporate Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The address for these communications is:
Weave Communications, Inc.
1331 W Powell Way,
Lehi, Utah 84043
Attn: Corporate Secretary
Global Code of Conduct
We have adopted a Global Code of Conduct that applies to all of the members of our board of directors, officers and employees. Our Global Code of Conduct is posted on the Investor Relations section of our website, which is located at https://investors.getweave.com, by clicking on “Governance Documents” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Global Code of Conduct by posting such information on our website at the location specified above.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and governance committee in accordance with its charter, our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, our nominating and governance committee considers candidates recommended by stockholders, using the same criteria to evaluate all candidates.
Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth above under “Questions and Answers About the Meeting and Related Topics — What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2027 Annual Meeting, or for consideration at our 2027 Annual Meeting?”
Two of our directors were appointed to serve on our board of directors, each as a Class III director, pursuant to an agreement we entered into with Engine Capital L.P. and certain of its affiliates (collectively, “Engine Capital”), and 2717 Partners LP and certain of its affiliates (collectively, “2717 Partners”) on March 28, 2026. For more information about this agreement, see disclosure under “Proposal One: Election of Directors — Agreement with Engine Capital and 2717 Partners” below.
Director Qualifications
With the goal of developing an experienced and highly qualified board of directors, with a diverse background and skill set that contribute to the total mix of viewpoints and experience represented on the board of directors, our nominating and governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.
Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and NYSE listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our board of directors. When considering nominees, our nominating and governance committee may take into consideration many factors including, among other things, a candidate’s independence, character, integrity, judgment, professional achievements, skills, financial and other areas of expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Our board of directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within our company. Through the nomination process, our nominating and governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. The brief biographical description of each director set forth in “Proposal One: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

PROPOSAL ONE: ELECTION OF DIRECTORS
Our board of directors currently consists of ten directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class II, other than Blake G. Modersitzki, have been nominated and will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I expire at our annual meetings of stockholders to be held in 2027 and 2028, respectively. Our board of directors proposes that each of the two Class II nominees named below, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at our 2029 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Blake G. Modersitzki, a member of our Board of Directors since October 2015, is not standing for re-election at the Annual Meeting. Our board of directors thanks Mr. Modersitzki for his leadership and years of service to Weave Communications. Mr. Modersitzki intends to serve on our board of directors through the date of the Annual Meeting.
Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than the two directors. Stockholders may not cumulate votes for the election of directors.
Nominees to Our Board of Directors
The nominees and their ages, occupations and lengths of service on our board of directors as of April 17, 2026 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class II Directors:

George Scanlon(1)	68	Director	May 2022

Debora Tomlin(2)	57	Director	December 2020

_______________________
(1)     Member of our audit committee
(2)     Member of our compensation committee

George P. Scanlon has served as a member of our board of directors since May 2022. Mr. Scanlon is currently a private investor. From 2010 to 2013, Mr. Scanlon was the Chief Executive Officer of Fidelity National Financial, Inc. (“FNF”), after serving as its Chief Operating Officer earlier in 2010. Mr. Scanlon also served as the Executive Vice President - Finance of Fidelity National Information Services from 2009 to 2010 and the Chief Financial Officer of Fidelity National Information Services from 2008 to

2009. Prior to working at FNF, Mr. Scanlon served as the Chief Financial Officer at several companies in various industries, including real estate, technology and data services. Mr. Scanlon currently serves on the board of directors of Landstar System, Inc. since May 2017, and on the board of directors of Cyndx Holdco, Inc., a private company. Mr. Scanlon previously served on the boards of directors of WageWorks, Inc. from October 2018 to August 2019 and Remy International, Inc. from October 2012 to November 2015. Mr. Scanlon holds a B.B.A. degree in Accounting from University of Notre Dame and an M.B.A. from University of Miami – Herbert Business School.
We believe that Mr. Scanlon’s financial background and public company experience qualifies him to serve as a director.
Debora Tomlin has served as a member of our board of directors since December 2020. Since March 2016, Ms. Tomlin has served on the board of directors for LiveRamp Holdings, Inc. (f/k/a Acxiom Corporation). Ms. Tomlin has served as an Advisor to Blumberg Capital since October 2021. Ms. Tomlin served as the Chief Marketing Officer and Head of Global Communications for Gen Digital Inc. (f/k/a NortonLifeLock, Inc.) from February 2019 to September 2020. Prior to that, Ms. Tomlin served as the Chief Marketing & Distribution Officer for CSAA Insurance Group from August 2012 to February 2019. Ms. Tomlin holds a B.A. degree in English from Siena College and a master’s degree in Political Science from North Carolina State University.
We believe that Ms. Tomlin’s technology marketing background and public company experience qualifies her to serve as a director.
Continuing Directors
The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our board of directors as of April 17, 2026 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class III Directors:

Ryan Dubin(2)	36	Director	March 2026

Stuart C. Harvey Jr.*(3)	64	Director	July 2020

Edward Robson(3)	37	Director	March 2026

Brett T. White	63	Director	July 2020

Class I Directors:

Adrian McDermott(3)	57	Director	June 2025

Tyler Newton(1)(2)	53	Director	August 2017

David Silverman(2)(3)	54	Director	October 2015

_______________________
(1)    Member of our compensation committee
(2)    Member of our audit committee
(3)    Member of our nominating and governance committee
*    Chairperson of our board of directors
Ryan Dubin has served as a member of our board of directors since March 2026. Since 2020, Mr. Dubin has served as a Director at Engine Capital, a value oriented special situations fund. Prior to joining Engine Capital, Mr. Dubin worked in investment banking at Perella Weinberg Partners from 2014 to 2019 and Deutsche Bank from 2013 to 2014, focusing on mergers and acquisitions, restructuring, and capital markets across multiple industries. Mr. Dubin received a Bachelor of Science in Accounting from Penn State University.
We believe that Mr. Dubin’s investment experience, and expertise in corporate strategy and capital allocation qualifies him to serve as a director.
Stuart C. Harvey Jr. has served as a member of our board of directors since July 2020 and as the Chairperson of our board of directors since September 2021. Mr. Harvey currently serves as a senior advisor to Blackstone. Mr. Harvey also serves on the boards of several private companies including Electronic Merchant Services, LevelBlue, IPC Systems, and Moneycorp. Mr. Harvey previously served as a member of the board of directors of several companies, including Perception Capital Corp. III (f/k/a Portage FinTech Acquisition Corporation) from March 2021 to July 2023, Trustwave Holdings, Inc. from September 2009 to June 2023 and as chairman from June 2019 to June 2023, chairman of the board of directors for Paysafe Group from April 2018 to April 2021, and as executive chairman of the board of directors for WageWorks from September 2018 to August 2019. Prior to that, Mr. Harvey served as a managing director of Piper Sandler from November 2015 to December 2017 and was president and chief operating officer from November 2016 to December 2017. Mr. Harvey holds a B.A. degree from Saint John’s University, a J.D. from The George Washington University Law School and an M.B.A. from Northwestern University – Kellogg School of Management.
We believe that Mr. Harvey’s senior leadership experience and significant expertise in corporate operations and finance qualifies him to serve as a director.
Edward Robson has served as a member of our board of directors since March 2026. Mr. Robson founded and has served as Chief Investment Officer of 2717 Partners since August 2023. He previously held senior investment professional roles at Siris Capital Group, a private equity firm, from 2022 to 2023, and The Riverside Company, a private equity partner for technology and healthcare companies, from 2021 to 2022. Prior to that, Mr. Robson served as Vice President of Long Arc Capital, a private equity firm, from 2019 to 2021, and held earlier investment roles at Castle Harlan, Guggenheim Securities, Morgan Joseph TriArtisan Group, and Fulcrum Equity Partners. Mr. Robson served as a member of the board of directors of Equiniti Trust Company from 2022 to 2023, and as a member of the board of directors of Lenvi Servicing Limited from 2022 to 2023. Mr. Robson holds an M.B.A. from Harvard Business School and a Bachelor of Business Administration degree from Emory University.
We believe that Mr. Robson’s experience in capital markets and serving on the board of several technology companies qualifies him to serve as a director.

Brett White has served as our Chief Executive Officer since August 2022 and as a member of our board of directors since July 2020. Prior to serving as our Chief Executive Officer, Mr. White served as our President and Chief Operating Officer from April 2022 to August 2022. Prior to that, Mr. White served as the Chief Financial Officer for Mindbody, Inc. from July 2013 to December 2021 and as its Chief Operating Officer from 2016 to 2020. Mr. White also serves as a member of the board of directors of Inspired Flight Technologies Inc., a private company, since January 2022 and as a member of the Dean’s Advisory Council and has served as an Entrepreneur in Residence for the Orfalea College of Business, California Polytechnic State University since April 2018. Mr. White holds a B.A. degree in Business Economics with honors and an Accounting emphasis from the University of California, Santa Barbara.
We believe that Mr. White’s financial background and public company experience qualifies him to serve as a director.
Adrian McDermott has served on our board of directors since June 2025. He has been the Chief Technology Officer of Zendesk since April 2021, where he previously held technical leadership roles since joining in August 2010. Mr. McDermott served as the Chief Technology Officer and Vice President of Engineering at Attributor from July 2007 to July 2010, and Vice President of Engineering at BEA Systems, which he joined through the acquisition of Plumtree Software. He has also served as an Advisory Board Member of Be My Eyes since July 2015, and was a board member of Mandiant/Fireeye (NASDAQ: MNDT) from 2019 through its acquisition by Google in 2022. Mr. McDermott holds a B.S. degree in Computer Science from De Montfort University.
We believe that Mr. McDermott’s education in computer science and extensive executive leadership experience owning product and technology strategy and operations for global technology companies qualifies him to serve as a director.

Tyler Newton has served as a member of our board of directors since August 2017. Mr. Newton is a Managing Partner of Catalyst Investors, a growth equity investment firm he joined in April 2000. Mr. Newton has also served on the boards of directors of a number of privately held companies and previously served on the board of directors for Mindbody, Inc. until June 2016. Mr. Newton holds a B.A. degree in Economics from Middlebury College and is a CFA Charter holder.
We believe that Mr. Newton’s growth investing experience as a director of numerous technology companies qualifies him to serve as a director.
David Silverman has served as a member of our board of directors since October 2015. Mr. Silverman has served as a managing partner at Crosslink Capital, a venture capital firm since July 2011. Prior to joining Crosslink Capital, Mr. Silverman was a managing director at Piper Jaffray from July 2009 to July 2011 and a partner at 3i Ventures from June 2000 to July 2008. Mr. Silverman holds a B.A. degree from Dartmouth College and a J.D. degree from Stanford University.
We believe that Mr. Silverman’s experience as a venture capital investor with a focus on financial technologies, and his overall management experience, qualifies him to serve as a director.
There are no family relationships among our directors and executive officers.
Agreement with Engine Capital and 2717 Partners

In March 2026, we entered into an agreement with Engine Capital and 2717 Partners regarding, among other things, the membership and composition of the Board and its committees (the “Cooperation Agreement”). Under the terms of the Cooperation Agreement, our board of directors: (i) appointed Ryan Dubin and Edward Robson to serve on our board of directors, each as a Class III directors and (ii) agreed to, as promptly as practicable, commence a search for an additional independent director and use reasonable best efforts to, within six months of execution of the Cooperation Agreement, appoint one suitable candidate to our board of directors, as a Class II director. With respect to the Annual Meeting (and any other meetings of stockholders), each of Engine Capital and 2717 Partners has agreed to, among other things, vote all shares of our common stock beneficially owned by it, or any of its affiliates, as of the record date for such meeting in favor of each director nominated and recommended by our board of directors and, subject to certain conditions, vote in accordance with our board of directors’ recommendations on all other proposals. The Cooperation Agreement also provides that our board of directors will not nominate (i) one director whose service on our board of directors commenced prior to 2020 for re-election at the Annual Meeting and (ii) two such directors for re-election at our annual meeting of stockholders to be held in 2028.

Pursuant to the Cooperation Agreement, so long as Engine Capital and 2717 Partners collectively beneficially own at least 1.5% of our then-outstanding common stock, if either or both of Messrs. Dubin and Robson ceases serving as a director prior to the termination date of the Cooperation Agreement, then Engine Capital and 2717 Partners shall be entitled to designate a candidate to serve in his place, subject to certain conditions, and our board of directors has agreed to appoint such replacement candidate as a director, The Cooperation Agreement will remain in effect until the date that is the earlier of (i) 30 days prior to the deadline for the submission of shareholder director nominations for our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) and (ii) 120 days prior to the first anniversary of the Annual Meeting, subject to extension in the event that, subject to certain exceptions, we irrevocably offer to re-nominate Mr. Dubin or Mr. Robson for re-election at the 2027 Annual Meeting and Engine Capital or 2717 Partners, as the case may be, accepts such offer. The Company agreed that our board of directors’ size will be no greater than ten members without the written consent of Engine Capital and 2717 Partners (which cannot be unreasonably withheld, conditioned or delayed) from the conclusion of the 2026 Annual Meeting until the Termination Date.

Director Compensation
Director Compensation Table
The following table provides information concerning compensation awarded to, earned by or paid to each person who served as a non‑employee member of our board of directors during the fiscal year ended December 31, 2025. Mr. White is not included in the table below, as he served as an executive officer of Weave Communications and did not receive compensation for his service as director while serving in his executive officer roles. The compensation received by Mr. White for his service as an executive officer or director is shown in “Executive Compensation — Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2) (3)	Option Awards ($)	Total ($)
Stuart C. Harvey Jr.	111,800	175,176	—	286,976
Adrian McDermott	25,000	298,792	—	323,792
Blake G Modersitzki	75,000	175,176	—	250,176
Tyler Newton(4)	85,000	175,176	—	260,176
George P. Scanlon	80,000	175,176	—	255,176
David Silverman(4)	74,000	175,176	—	249,176
Debora Tomlin	67,000	175,176	—	242,176
_______________________
(1)    Our non-employee directors are entitled to receive annual fees payable quarterly in arrears for service on our board of directors and committees thereof pursuant to our non-employee director compensation policy, as described further below under “—Non-Employee Director Compensation Arrangements.”
(2)    The amounts reported in this column reflect the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for awards of restricted stock units (“RSUs”) granted during the fiscal year. See Note 12 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for further information about the assumptions underlying the calculations. The amount reported reflects the accounting value for the RSU awards and does not correspond to the actual economic value that may be received by the non-employee directors from the RSU awards. Pursuant to our non-employee director compensation policy, each non-employee director may elect to defer distribution of his or her RSUs until he or she leaves the board of directors. Each of Mr. Harvey and Ms. Tomlin elected to defer 100% of their 2025 RSU awards. For information regarding the number of unvested RSU awards held by each non-employee director as of December 31, 2025, see the column “Unvested Restricted Stock Units” in the table directly below.
(3)    Our non‑employee directors held the following number of stock options and RSUs (or deferred RSUs in the case of Mr. Harvey and Ms. Tomlin) as of December 31, 2025:

Name	Shares Subject to Outstanding Stock Options	Unvested Restricted Stock Units
Stuart C. Harvey Jr.	106,666	18,078
Adrian McDermott	—	43,747
Blake G Modersitzki	—	18,078
Tyler Newton	—	18,078
George P. Scanlon	—	18,078
David Silverman	—	18,078
Debora Tomlin	106,666	18,078
(4)    In 2025, Messrs. Newton and Silverman did not directly receive any compensation for their services as directors of the Company. Mr. Newton serves as a partner to Catalyst Investors, and Mr. Silverman is a control person of Crosslink LLC. RSUs with an aggregate grant date fair value of 175,176 per director were granted to Messrs. Newton and Silverman. Pursuant to agreements between each director and their affiliated fund, all compensation and equity awards that Messrs. Newton and Silverman received in 2025 were payable and transferred to Catalyst Investors and Crosslink LLC, respectively.
Non-Employee Director Compensation Arrangements
Our non-employee director compensation policy is designed to obtain and retain the services of qualified persons to serve as members of our board of directors.
During 2025, our non-employee directors were entitled to receive the following cash compensation. We pay the annual retainer fee and any additional annual fees to each director in arrears in equal quarterly installments and pro-rated for partial quarters of service:
Annual Cash Retainer

•Non-employee member of board of directors: $60,000.
•Non-employee Chairperson: $43,800 (in addition to non-employee member retainer above).
•Non-Employee Lead Independent Director: $15,000 (in addition to non-employee member retainer above)
Annual Committee Cash Retainer:
•Audit Committee: $20,000 for Chair and $10,000 for other members.
•Compensation Committee: $15,000 for Chair and $7,000 for other members.
•Nominating and Governance Committee: $8,000 for Chair and $4,000 for other members.
Equity Grants
The policy also provides for grants of stock options or RSUs (in the discretion of our board of directors) to purchase or acquire shares of our common stock under the 2021 Equity Incentive Plan, or 2021 Plan, to the non-employee directors upon their initial election or appointment to our board of directors and annually during their continued service thereafter. Any stock options granted will have an exercise price equal to 100% of the fair market value of our common stock on the date of grant.
Pursuant to the policy, non-employee directors are automatically granted restricted stock units in connection with their initial election or appointment to our board of directors and, subject to meeting certain service requirements, at each annual meeting thereafter, provided they are continuing to serve on our board of directors. The amount of each grant is determined by using a pre-established grant date value for the initial or annual grant, as the case may be, divided by the volume weighted average price over the thirty trading days prior to and including the grant date.
Each non-employee director who is elected or appointed for the first time to our board of directors is granted an equity award with a grant date value of $350,000. The initial grant vests in three annual installments on the first, second and third anniversary of the grant date, subject to the director’s continued service through such vesting dates.
In addition, on the date of each annual meeting of our stockholders, we grant each continuing non-employee director who has served on our board of directors for at least 6 months prior to the annual meeting an equity award with a grant date value of $183,000. The annual equity award vests in full on the earlier of the one-year anniversary of the date of grant and the date of the next annual meeting of our stockholders, subject to the director’s continued service through such vesting date.
Non-employee directors may elect to receive all or a portion of their initial and annual grants in the form of deferred stock units that are vested and settled in shares after they leave our board of directors.
All equity awards to our non-employee directors will vest in full immediately prior to any change in control of our company.
Expense Reimbursement

Our non-employee director compensation policy also provides that we reimburse our non-employee directors for reasonable expenses incurred in connection with the performance of their duties, in accordance with our travel and expense policy as in effect from time to time.
The non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES FOR THE ELECTION OF THE TWO CLASS II DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2026 and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that PricewaterhouseCoopers LLP is not ratified by our stockholders, the audit committee will review its future selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.
PricewaterhouseCoopers LLP audited our financial statements for the fiscal year ended December 31, 2025. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In addition to performing the audit of our financial statements, PricewaterhouseCoopers LLP provided various other services during the fiscal years ended December 31, 2025 and December 31, 2024. Our audit committee has determined that PricewaterhouseCoopers LLP’s provision of these services, which are described below, does not impair PricewaterhouseCoopers LLP’s independence from us. During the years ended December 31, 2025 and December 31, 2024, fees for services provided by PricewaterhouseCoopers LLP were as follows:

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$1,573,767	$1,290,148
Audit-Related Fees(2)	—	70,000
Tax Fees(3)	—	15,000
All Other Fees(4)	2,000	2,000
Total Fees	$1,575,767	$1,377,148
_______________________
(1)    “Audit Fees” represents fees for professional services rendered in connection with the audit of our financial statements, including audited financial statements presented in our Annual Report on Form 10‑K, review of the interim financial statements included in our quarterly reports and services normally provided in connection with statutory audits and regulatory filings, including the registration statements on Form S-3 and Form S-8 that we have filed with the SEC.
(2)    “Audit-Related Fees” represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, due diligence services, and other accounting and financial reporting consultation or research work necessary to comply with financial accounting and reporting standards.
(3)    “Tax Fees” represents fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters; assistance with sales tax; tax due diligence tax services; and assistance with tax audits.
(4)    “All Other Fees” represents all other services that are not reported above. The services for the fees disclosed include access fees to accounting, financial and disclosure resources.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre‑approve all audit and permissible non‑audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit‑related services, tax services and other services. Pre‑approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre‑approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our audit committee.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 17, 2026, by:
•each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our common stock subject to stock options or RSUs that are currently exercisable or exercisable within 60 days of April 17, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentage ownership of our common stock is based on 79,562,661 shares of our common stock outstanding on April 17, 2026. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Weave Communications, Inc., 1331 W Powell Way, Lehi, Utah 84043.

Name of Beneficial Owner	Common Stock	% of Total Voting Power
5% Stockholders

Entities affiliated with Newtyn Management, LLC(1)	6,305,134	7.9%
Entities affiliated with Crosslink Capital(2)	4,384,404	5.5%
BlackRock, Inc.(3)	4,197,187	5.3%

Directors and Officers
Jason Christiansen(4)	212,780	*
Ryan Dubin	—	*
Stuart C. Harvey Jr.(5)	201,501	*
Adrian McDermott	—	*
David McNeil(6)	161,054	*
Blake G Modersitzki(7)	3,627,884	4.6%
Tyler Newton(8)	370,242	*
Edward Robson(9)	2,101,000	2.6%
George P. Scanlon(10)	121,179	*
David Silverman(2)	4,402,482	5.5%
Debora Tomlin(11)	198,841	*
Brett White(12)	1,552,960	1.9%

All executive officers and directors as a group (14 persons)(13)	13,159,511	16.4%
_______________________
* Represents beneficial ownership of less than one percent of the outstanding shares of our common stock.
(1)    Based solely on a Schedule 13G filing by Newtyn Management, LLC (“Newtyn Management) and Newtyn TE Partners, LP (“NTE”) on March 20, 2026, reporting sole voting power and sole dispositive power over 6,305,134 shares of our common stock by Newtyn Management, consisting of (i) 3,934,405 shares of our common stock held by NTE and (ii) 2,370,729 shares of our common stock held by Newtyn Partners, LP. The stockholder’s address is 60 East 42nd Street, 12th Floor, New York, NY 10165..
(2)    Based solely on a Schedule 13D/A filing by Crosslink Capital, Inc. (“Crosslink”), Crosslink Capital Management, LLC (“CCM”), Crosslink Ventures VII Holdings, L.L.C. (“Ventures GP”) and Michael J. Stark on December 5, 2025, reporting shared voting and dispositive power over the shares. Crosslink reported that (i) 3,529,255 shares of our common stock were held by private investment funds for which Crosslink serves as the investment adviser (the “Crosslink Funds”), (ii) 18,078 shares of our common stock subject to RSUs were held by the Crosslink Funds that vest within 60 days of April 17, 2026, (iii) 717,603 shares of our common stock were held by a private investment fund for which CCM serves as the investment adviser (the “CCM Fund” and, together with the Crosslink Funds, the “Funds”), and (iv) 155,624 shares of our common stock were held by a trust of which Mr. Stark is a trustee. Crosslink, on behalf of the Funds, investment vehicles and/or managed accounts, designated Mr. Silverman to be appointed to our board of directors in October 2015. Pursuant to an agreement between Crosslink and Mr. Silverman, Mr. Silverman has agreed to pay Crosslink or its nominee all of his director compensation and has instructed Weave Communications to pay all such compensation directly to Crosslink or its nominee. Accordingly, the Funds are the direct holders of the RSUs. The Crosslink Funds advised by Crosslink hold securities directly for the benefit of their investors. These securities may be deemed to be beneficially owned indirectly by Crosslink as the investment adviser to the Crosslink Funds and by Mr. Stark as the control person of Crosslink. The CCM Fund, advised by CCM, holds securities directly for the benefit of its investors. These securities may be deemed to be beneficially owned indirectly by CCM as the investment adviser to the CCM Fund. Ventures GP is the general partner of certain of the Funds. Mr. Stark is the control person of Crosslink. The stockholders’ address is 2180 Sand Hill Road, Suite 200, Menlo Park, CA 94025.
(3)    Based solely on a Schedule 13G filing by BlackRock, Inc. on July 17, 2025 reporting sole voting power and sole dispositive power over 4,110,275 shares of our common stock . The stockholders’ address is 50 Hudson Yards New York, NY 10001.
(4)    Includes 109,481 shares of our common stock subject to options held by Mr. Christiansen that are exercisable within 60 days of April 17, 2026 and 4,167 shares of our common stock subject to RSUs held by Mr. Christiansen that vest within 60 days of April 17, 2026.
(5)    Includes 18,078 shares of our common stock subject to RSUs held by Mr. Harvey that vest within 60 days that were deferred pursuant to our non-employee director compensation policy and 106,666 shares of our common stock subject to options held by Mr. Harvey that are exercisable within 60 days of April 17, 2026.
(6)    Includes 39,585 shares of our common stock subject to RSUs held by Mr. McNeil that vest within 60 days of April 17, 2026.
(7)    Includes 111,097 shares of our common stock and 18,078 shares of our common stock subject to RSUs held by Mr. Modersitzki that vest within 60 days of April 17, 2026. Also includes (i) 2,620,112 shares of our common stock held directly by Pelion Ventures VI, L.P. (“Fund VI”), (ii) 179,153 shares of our common stock held directly by Pelion Ventures VI-A, L.P. (“Fund VI-A”) (iii) 530,529 shares of our common stock held directly by Pelion Ventures VII L.P. (“Fund VII”), (iv) 109,323 shares of our common stock held directly by Pelion Ventures VII-A L.P. (“Fund VII-A”), (v) 59,592 shares of our common stock held directly by Pelion Ventures VII-Entrepreneurs Fund, L.P. (“Fund VII-E”), and (vi) and (v) 699,444 shares of our common stock held directly by Pelion Venture Partners VII, L.L.C. (“GP VII”). Pelion Venture Partners VI, L.L.C. (“GP VI”) is the general partner of Fund VI and Fund VI-A and Mr. Modersitzki, as the Managing Member of GP VI, shares voting and investment authority over the shares held by Fund VI and Fund VI-A. GP VII is the general partner of Fund VII, Fund VII-A and Fund VII-E and Mr. Modersitzki, as the Managing Member of GP VII, shares voting and investment authority over the shares held by Fund VII, Fund VII-A and Fund VII-E. As noted, Blake G Modersitzki, a member of our board of directors, serves as the Managing Member and holds voting and dispositive power with respect to the shares of common stock and common stock held of record by Fund VI, Fund VI-A, Fund VII, Fund VII-A and Fund VII-E. The stockholders’ address is c/o Pelion Venture Partners,14761 S. Future Way, Suite 500, Salt Lake City, UT 84020.
(8)    Includes 152,978 shares of our common stock held by the Tyler Newton Revocable Trust, of which Mr. Newton is the trustee, and 152,978 shares of our common stock held by the Mia Newton Revocable Trust, of which Mr. Newton’s wife is the trustee. Also includes 54,714 shares of our common stock and 19,383 shares of our common stock subject to RSUs held by Mr. Newton for the benefit of Catalyst Investors QP IV, L.P. (“CIQP Fund”) and/or Catalyst Investors IV, L.P. (“CIIV Fund” and, together with the CIQP Fund, the “CI Funds”) that vest within 60 days of March 24, 2025. Catalyst Investors, L.L.C. (“Catalyst Investors”), on behalf of its affiliated funds, investment vehicles and/or managed accounts, designated Mr. Newton to be appointed to our board of directors in August 2017. Pursuant to an agreement between Catalyst Investors and Mr. Newton, Mr. Newton agreed to pay Catalyst Investors or its nominee all of his director compensation and has instructed the Company to pay all such compensation directly to Catalyst Investors or its nominee. Accordingly, Catalyst Investors or its nominee is the direct holder of the RSUs. Catalyst Investors Partners IV, L.P. (“CIPIV GP”) serves as the general partner of the CI Funds. Catalyst Investors Partners IV, L.L.C. (“CIP IV LLC GP”) is the general partner of CIPIV GP. Brian A. Rich, Eugene L. Wolfson and D. Ryan McNally, who are managers of the board of CIPIV GP, and Mr. Newton may be deemed to have shared voting and dispositive power with respect to the shares held by the CI Funds. CIPIV GP owns none of our securities directly. CIP IV LLC GP is the general partner of CIPIV GP, has voting and dispositive power over the shares held by the CI Funds and may be deemed to own beneficially the shares held by the CI Funds. CIP IV LLC GP owns none of our securities directly. The stockholders’ address is 261 Fifth Avenue, Suite 1102, New York, New York 10016.
(9)    Represents (i) 1,164,000 shares of our common stock held directly by 2717 Partners Master Fund LP (“2717 Master Fund”), (ii) 400,000 shares of our common stock held directly by 2717 Partners SPV A LP (“2717 SPV A LP”) and (iii) 537,000 shares of our common stock held directly by 2717 Partners SPV A LLC (“2717 SPV A LLC”). 2717 Partners LP (“2717 Partners”) is the investment manager of each of 2717 Master Fund, 2717 SPV A LP and 2717 SPV A LLC, and Mr. Robson, as the Managing Partner of 2717 Partners, may be deemed to be the beneficial owner of shares owned directly by each of 2717 Master Fund, 2717 SPV A LP and 2717 SPV A LLC and also may be deemed to share voting and dispositive power over the shares held by 2717 Master Fund, 2717 SPV A LP and 2717 SPV A LLC. 2717 Partners Funds GP LLC (“2717 GP”) is the general partner of 2717 Master Fund and Mr. Robson, as the Managing Member of 2717 GP, shares voting and dispositive power over the shares held by 2717 Master Fund. 2717 Partners SPV GP LLC (“2717 SVP GP”) is the general partner of each of 2717 SPV A LP and 2717 SPV A LLC and Mr. Robson, as the Managing Member of 2717 SVP GP, shares voting and dispositive power over the shares held by 2717 SPV A LP and 2717 SPV A LLC. As noted, Edward Robson, a member of our board of directors, serves as the Managing Partner or Managing Member, as the case may be, and may be deemed to share voting and dispositive power over the shares of common stock held by 2717 Master Fund, 2717 SPV A LP and 2717 SPV A LLC, by virtue of his relationships with 2717 Partners, 2717 GP and 2717 SVP GP. The stockholder’s address is c/o 2717 Partners LP, 2001 Union Street, Suite 490, San Francisco, CA 94123.
(10)    Includes 18,078 shares of our common stock subject to RSUs held by Mr. Scanlon that vest within 60 days of April 17, 2026.
(11)    Includes 18,078 shares of our common stock subject to RSUs held by Ms. Tomlin that vest within 60 days that were deferred pursuant to our non-employee director compensation policy and 106,666 shares of our common stock subject to options held by Ms. Tomlin that are exercisable within 60 days of April 17, 2026.
(12)    Includes 106,666 shares of our common stock subject to options held by Mr. White that are exercisable within 60 days of April 17, 2026 and 63,768 shares of our common stock subject to RSUs held by Mr. White that vest within 60 days of April 17, 2026.
(13)    Includes 36,156 shares of our common stock subject to RSUs that vest within 60 days that were deferred pursuant to our non-employee director compensation policy, 429,479 shares of our common stock subject to options that are exercisable within 60 days of April 17, 2026, and 220,577 shares of our common stock subject to RSUs that vest within 60 days of April 17, 2026.

EXECUTIVE OFFICERS
Our executive officers and their ages as of April 17, 2026, and positions with Weave Communications are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Brett White	63	Chief Executive Officer and Director
Jason Christiansen	39	Chief Financial Officer
Marcus Bertilson	41	Chief Operating Officer
David McNeil	57	Chief Revenue Officer
Tyler Waltman	46	General Counsel and Corporate Secretary
Our board of directors chooses our executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
Brett White. For a brief biography of Mr. White, please see “Proposal One: Election of Directors - Nominees to Our Board of Directors.”

Jason Christiansen has served as our Chief Financial Officer since April 2025. Prior to that, Mr. Christiansen served as our Vice President of Finance from November 2021 to March 2025 and in an interim role as our General Manager of Payments from September 2023 to May 2024. He also previously served as our Senior Director of Financial Planning and Analysis from April 2021 to November 2021. Prior to joining Weave, Mr. Christiansen served as a Director of Finance at inContact, Inc. from May 2014 to April 2021. Mr. Christiansen began his career as a certified public accountant in Deloitte LLP’s assurance practice, where he served in various roles including as an Audit Senior from September 2011 to December 2013. Mr. Christiansen received a Bachelor of Business Administration from Idaho State University and a Masters of Accounting from Utah State University’s Jon M. Huntsman School of Business.
Marcus Bertilson has served as our Chief Operating Officer since March 2024. Prior to his promotion, Mr. Bertilson had served as the Company’s Chief Strategy and Services Officer from May 2023 to March 2024. Prior to joining our company, he was an independent investor, advisor and business consultant from September 2022 to May 2023. From June 2015 to August 2022, Mr. Bertilson served in multiple roles at Thumbtack, Inc., a home services marketplace, including as Senior Vice President and General Manager of Revenue and Strategy from March 2020 to August 2022. Prior to that, he served in various positions at McKinsey & Company, a management consulting firm, from January 2011 to July 2015, including as Engagement Manager. Mr. Bertilson received a degree in finance, business administration, and strategy from Stockholm School of Business.
David McNeil has served as our Chief Revenue Officer since February 2024. Prior to joining our company, Mr. McNeil served as Chief Revenue Officer at Envoy, a workplace platform provider, from July 2022 to October 2023. From November 2020 to June 2022, he served served in multiple roles at Tebra , Inc. (f/k/a PatientPop), a healthcare practice software company, including as Chief Commercial Officer from November 2021 to June 2022. From March 2014 to October 2020, Mr. McNeil served in multiple roles at HubSpot, Inc., a customer relationship management platform provider, including as Head of North America Sales from July 2019 to October 2020. Mr. McNeil currently serves as an Executive Advisor to

Scale Venture Partners, a venture capital firm, since February 2022, and to FinQore, a financial services software as a serve company, since December 2024. Mr. McNeil received a B.S. corporate finance and investment management from University of Alabama.
Tyler Waltman has served as our General Counsel and Corporate Secretary since February 2026. Prior to joining our company, Mr. Waltman served in various positions including as Associate General Counsel at Qualtrics International Inc. from January 2019 to February 2026. Prior to that, Mr. Waltman served as Associate General Counsel and then General Counsel at Red Leaf Resources Inc. from November 2013 to January 2019. Prior to that, Mr. Waltman served as an Associate at Latham & Watkins LLP in London, England. Mr. Waltman received a B.A. from the University of Utah and a J.D. from J. Reuben Clark Law School at Brigham Young University.

EXECUTIVE COMPENSATION
Our named executive officers for the year ended December 31, 2025, which consist of each person who served as our principal executive officer in 2025 and the next two most highly compensated executive officers, are:
•Brett White, our Chief Executive Officer;
•Jason Christiansen, our Chief Financial Officer; and
•David McNeil, our Chief Revenue Officer.

Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by or paid to each of our named executive officers during 2024 and 2025:

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-equity incentive plan compensation(4)	All Other Compensation ($)(5)	Total ($)
Brett White Chief Executive Officer	2025	520,270	—	4,203,500	—	483,000	14,032	5,220,802
	2024	498,119	—	4,662,766	—	490,820	13,852	5,665,557

Jason Christiansen Chief Financial Officer	2025	368,514	—	3,684,600	—	184,000	14,210	4,251,324

David McNeil(1) Chief Revenue Officer	2025	404,641	—	2,548,250	—	339,066	14,033	3,305,990
	2024	354,559	100,000	4,410,000	—	190,805	14,450	5,069,814
_______________________
(1)    Mr. McNeil was hired as our Chief Revenue Officer in February 2024. The amount listed above for Mr. McNeil’s 2024 salary represents the prorated portion of the salary to which he was entitled to based on the duration of his employment in 2024.
(2)    Pursuant to his employment agreement with us, in 2024, Mr. McNeil was paid a $100,000 sign-on bonus as an inducement to join our company.
(3)    The amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for RSU awards granted during 2024 and 2025, as discussed in Note 12 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The grant date fair value of each RSU award is measured based on the closing price of our common stock on the date of grant. The amount reported reflects the accounting value for the RSU awards and does not correspond to the actual economic value that may be received by the named executive officers from the RSU awards.
(4)    The amounts reported in this column represent the cash incentive awards earned under the Senior Management Plan (as defined below), as applicable, based on individual performance and the achievement of 2025 company milestones relating to revenue and non-GAAP operating income, as described further under “Senior Management Annual Bonus Plan” below. The amount of Mr. McNeil’s bonus in 2024 was reduced by the amount of his sign-on bonus (see footnote 2 above) pursuant to his employment agreement with us.
(5)    For 2025, the amounts in this column represent 401(k) plan matching contributions from us.

Senior Management Annual Bonus Plan
At the start of 2025, our compensation committee approved a bonus plan for our senior management team, including our named executive officers, for 2025 (the “Senior Management Plan”). For our named executive officers, the Senior Management Plan bonus payouts were approximately 92% of their respective target amounts as follows.

Name	Target Bonus	Bonus Payout
Brett White	$525,000	$483,000
Jason Christiansen	$200,000	$184,000
David McNeil	$368,550	$339,066
Each participant in the Senior Management Plan was eligible to receive an annual cash bonus based on the achievement of robust Company performance goals. The Company performance metrics for 2025 were revenue (weighted at 70%) and non-GAAP operating income (weighted at 30%) (defined as operating income calculated under GAAP and reported in our filed financial statements, adjusted to exclude stock-based compensation expenses). Company performance goals consisted of threshold revenue of $229.2 million, with a target level of $241.3 million for revenue and threshold non-GAAP operating income of $0, with a target level of $6.4 million for non-GAAP operating income. Achievement of our 2025 Company-based goals approached the target levels set by our board of directors at the beginning of 2025, resulting in payout levels of approximately 92% under the Senior Management Plan.
Executive Employment Arrangements
We have entered into employment agreements with each of our named executive officers. Each of these arrangements provides for at-will employment and generally includes the named executive officer’s initial base salary and an indication of eligibility for an annual cash incentive award opportunity and for the grant of an initial equity award. These agreement also provide for an initial three-year term, which automatically renews for subsequent one-year periods unless either party notifies the other of an intention not to renew the agreement, and entitle the named executive officer to certain severance payments and benefits upon a termination of his employment by us without cause or by the officer for good reason, as explained below under “Potential Payments Upon Termination or Change in Control.”
Awards

We grant equity awards to our executives upon their hire and promotion and anticipate making refresh grants each year if appropriate in connection with our annual merit cycle. In 2025, our named executive officers received awards of RSUs denominated in shares of our common stock that generally vested on a three-year service-based schedule.

Potential Payments Upon Termination or Change in Control
Brett White
Under our amended and restated employment agreement with Brett White, if his employment is terminated by us without cause or by Mr. White for good reason outside of the period beginning three months prior to and ending 12 months following a change in control (as such terms are defined in his employment agreement) and Mr. White executes a release of claims, Mr. White will be entitled to:
•the aggregate amount of his annual base salary, payable over a 12 month period from the date of termination; and
•reimbursement for COBRA premiums in an amount equal to his (and his eligible dependents’) monthly health premiums, at the coverage level in effect immediately prior to his termination, until the earlier of (a) 12 months following the date of termination and (b) the date that Mr. White (and his eligible dependents) become covered under similar plans.
In addition, Mr. White’s amended and restated employment agreement provides that if his employment is terminated by us without cause or by him for good reason in the period beginning three months prior to and ending 12 months following a change in control (as such terms are defined in his employment agreement) and Mr. White executes a release of claims, he will be entitled to receive:
•a lump sum payment in the aggregate amount of 18 months of base salary;
•a lump sum cash payment equal to his prorated annual bonus for the calendar year of termination based on performance at 100% of target;
•reimbursement for COBRA premiums in an amount equal to his (and his eligible dependents’) monthly health premiums, at the coverage level in effect immediately prior to termination, until the earlier of (a) 18 months following the date of termination and (b) the date that Mr. White (and his eligible dependents) become covered under similar plans; and
•his outstanding unvested equity awards that are subject to time vesting will vest in full and any unvested and outstanding performance-based awards shall be subject to the terms and conditions of the Equity Plan and the award agreement between Mr. White and the Company pursuant to which each such award was granted.
Jason Christiansen and David McNeil
Under our employment agreements with Jason Christiansen and David McNeil, if the respective named executive officer’s employment is terminated by us without cause or by such executive officer for good reason outside of the period beginning three months prior to and ending 12 months following a change in control (as such terms are defined in their respective employment agreements) and the named executive officer executes a release of claims, then he will be entitled to:
•payment of his annual base salary for 6 months, payable in equal monthly installments from the date of termination; and

•reimbursement for COBRA premiums in an amount equal to the named executive officer’s (and her or his eligible dependents’) monthly health premiums, at the coverage level in effect immediately prior to termination, until the earlier of (a) 6 months following the date of termination and (b) the date that the named executive officer (and her or his eligible dependents) become covered under similar plans.
The employment agreements also provide that if the respective named executive officer’s employment is terminated by us without cause or by him for good reason in the period beginning three months prior to and ending 12 months following a change in control (as such terms are defined in their respective employment agreements) and the named executive officer executes a release of claims, then he will be entitled to receive:
•a lump sum payment in the aggregate amount of 12 months of base salary;
•a lump sum cash payment equal to the named executive officer’s prorated annual bonus for the calendar year of termination based on performance at 100% of target;
•reimbursement for COBRA premiums in an amount equal to the named executive officer’s (and the named executive officer’s eligible dependents’) monthly health premiums, at the coverage level in effect immediately prior to termination, until the earlier of (a) 12 months following the date of termination and (b) the date that the named executive officer (and the named executive officer’s eligible dependents) become covered under similar plans; and
•any outstanding unvested equity awards of the named executive officer that are subject to time vesting will vest in full.

Insider Trading Policy - No Hedging or Pledging
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by our directors, officers, employees and other individuals associated with us, as well as by the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. Under the terms of our insider trading policy, no employee, contractor, consultant and member of our board of directors (and their respective family members and any affiliated entities, such as venture capital funds) may engage in hedging or monetization transactions involving our securities, such as prepaid variable forward contracts, equity swaps, collars or exchange funds. In addition, such persons may not hold our securities in a margin account or pledge our securities as collateral for a loan unless the pledge has been approved by our Compliance Officer.
Equity Award Timing Policies and Practices

We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards. Although we do not have a formal policy with respect to the timing of our equity award grants, our compensation committee has historically granted such awards in the first quarter of each year. In 2025, we did not grant new awards of stock options, stock appreciation rights, or similar option-like instruments to our named executive officers.

Outstanding Equity Awards at Fiscal Year‑End Table
The following table provides information regarding the outstanding stock option and RSU awards held by our named executive officers as of December 31, 2025.

		Option Awards(1)				Stock Awards(1)
		Number of Securities Underlying Unexercised Options				Equity Incentive Plan Awards
Name	Grant Date	Exercisable	Unexercisable	Exercise Price(2)	Expiration Date	Number of unearned shares, units or other rights that have not vested	Market or payout value of unearned shares, units or other rights that have not vested(3)
Brett White	7/14/2020(4)	106,666	—	$4.324	7/13/2030	—	—
	4/1/2023(5)	—	—	—	—	63,496	$481,935
	3/15/2024(6)	—	—	—	—	172,551	$1,309,662
	3/24/2025(7)					350,000	$2,656,500

Jason Christiansen	7/1/2021(8)	109,481	—	$7.00	6/30/2031	—	—
	4/1/2023(5)	—	—	—	—	5,159	$39,157
	3/15/2024(6)					20,835	$158,138
	3/13/2025(9)	—	—	—	—	240,000	$1,821,600
	12/16/2025(10)	—	—	—	—	150,000	$1,138,500

David McNeil	3/15/2024(6)	—	—	—	—	145,841	$1,106,933
	3/24/2025(7)					125,000	$948,750
	12/16/2025(10)					150,000	$1,138,500

_______________________
(1)    The equity awards in this table are subject to acceleration of vesting upon the circumstances described in “—Potential Payments upon Termination or Change in Control” above.
(2)    The per share exercise price for stock options granted prior to our November 2021 initial public offering was, pursuant to the terms of the 2015 Plan, equal to the fair market value of a share of our common stock on the date of grant as determined by our board of directors in accordance with Section 409A of the Internal Revenue Code of 1986, as amended.
(3)    The market value of unvested RSUs is calculated by multiplying the number of RSUs by $7.59, the closing per share market price of our common stock on December 31, 2025, the last trading day in 2025.
(4)    Represents stock options granted under the 2015 Plan that vested as to 25% of the total number of shares on July 15, 2021, and vests as to 1/48th of the total number of shares each month thereafter over the following three years.
(5)    Represents an award of RSUs granted under the 2021 Plan, which vests as to 33% of the total number of shares on March 15, 2024 and vests as to the remaining shares in equal quarterly installments over the following two years.
(6)    Represents an award of RSUs granted under the 2021 Plan, which vests as to 33% of the total number of shares on March 15, 2025 and vests as to the remaining shares in equal quarterly installments over the following two years.
(7)    Represents an award of RSUs granted under the 2021 Plan, which vests as to 33% of the total number of shares on March 15, 2026 and vests as to the remaining shares in equal quarterly installments over the following two years.
(8) Represents stock options granted under the 2015 Plan that vested as to 25% of the total number of shares on July 1, 2022, and vests as to 1/48th of the total number of shares each month thereafter over the following three years.

(9)    Represents an award of RSUs granted under the 2021 Plan, which vests as to 33% of the total number of shares on April 15, 2026 and vests as to the remaining shares in equal quarterly installments over the following two years.
(10)    Represents an award of RSUs granted under the 2021 Plan, which vests as to 33% of the total number of shares on December 1, 2026 and vests as to the remaining shares in equal quarterly installments over the following two years.

.

Equity Compensation Plan Information
We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants: our 2022 Inducement Equity Incentive Plan (the “2022 Inducement Plan”), our 2021 Equity Incentive Plan (the “2021 Plan”), our 2021 Employee Stock Purchase Plan (the “ESPP”), and our 2015 Equity Incentive Plan, (the “2015 Plan”). Each of our equity compensation plans, other than the 2022 Inducement Plan, has been approved by our stockholders.
On September 13, 2022 our board of directors adopted the 2022 Inducement Plan to permit the grant of inducement equity awards under New York Stock Exchange Listing Rule 303A.08 as a material inducement for highly qualified individuals to become our employees. Our compensation committee administers the 2022 Inducement Plan. 7,000,000 shares of our common stock have been reserved for issuance under the 2022 Inducement Plan and awards of stock options, restricted stock, RSUs, stock appreciation rights and stock bonuses may be granted under the plan. The material terms of awards granted under the 2022 Inducement Plan must be disclosed in a Company press release. As of December 31, 2025, 1,457,700 shares of our common stock have been granted as awards under the 2022 Inducement Plan.
The following table presents information as of December 31, 2025 with respect to compensation plans under which shares of our common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise or settlement of outstanding options, warrants and rights	Weighted‑average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders (1)	6,867,421	$4.10(2)	17,075,525(3)
Equity compensation plans not approved by security holders(4)	459,025	—	6,046,252
Total	7,326,446	$4.10	23,121,777
_______________________
(1)    Includes the 2015 Plan, the 2021 Plan and the ESPP. For a description of these plans, please refer to the Note “Stockholders’ Equity (Deficit)” to the historical financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(2)    The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect shares that will be issued upon the vesting and settlement of outstanding awards of restricted stock units, which have no exercise price.
(3)    Includes 13,967,360 shares remaining for issuance under the 2021 Plan and 3,108,165 shares remaining for issuance or subject to outstanding purchase rights under the ESPP. There are no shares available for future issuance under the 2015 Plan. Any shares subject to awards under the 2015 Plan that otherwise would have been returned to the 2015 Plan on account of the expiration, cancellation or forfeiture of such awards following November 9, 2021 will be available for future grant and issuance under the 2021 Plan. The number of shares reserved for issuance under the 2021 Plan increase automatically on January 1 of each year until January 1, 2031 by a number of shares equal to the lesser of (i) 4,500,000 shares; (ii) 5% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such number of shares determined by our board of directors. Similarly, the number of shares reserved for issuance under the ESPP will increase automatically on January 1 of each year until January 1, 2031 by a number of shares equal to the lesser of (i) 975,000 shares; (ii) 1% of the shares of common stock outstanding on the last day of the prior fiscal year; or (iii) such number of shares determined by our board of directors. The amount in this column does not reflect the automatic increases in the number of shares reserved for issuance under the 2021 Plan and the ESPP by 3,917,669 shares and by 783,534 shares, respectively, on January 1, 2026.
(4)    Represents shares of our common stock that have been reserved for issuance or awarded and outstanding under the 2022 Inducement Plan and awards of stock options, restricted stock, RSUs, stock appreciation rights and stock bonuses may be granted under the 2022 Inducement Plan, as described above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal One: Election of Directors - Director Compensation,” respectively, since January 1, 2025, the following are the only transactions or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.
Transactions with Engine Capital and 2717 Partners
In March 2026, we entered into the Cooperation Agreement with Engine Capital, an entity for which Mr. Dubin serves as a Director, and 2717 Partners, an affiliate of Mr. Robson. The Cooperation Agreement contains certain customary standstill restrictions, voting commitments, expense reimbursement and other provisions, such as a mutual non-disparagement provision. For more about the Cooperation Agreement, see “Proposal One: Election of Directors — Agreement with Engine Capital and 2717 Partners.” Pursuant to the Cooperation Agreement, we agreed to reimburse Engine Capital and 2717 Partners a total of $225,000 of certain of their out-of-pocket fees and expenses incurred in connection with, among other things, their negotiation of the Cooperation Agreement and the submission of a nomination notice pursuant to our bylaws.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.
Review, Approval or Ratification of Transactions with Related Parties
Our written related party transactions policy states that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock and any members of the immediate family of and any entity affiliated with any of the foregoing persons are not permitted to enter into a material related party transaction with us without the review and approval of our audit committee. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 must be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee considers the facts and circumstances available and deemed relevant to the committee, including, but not limited to, whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the copies of such forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2025, other than (i) one late Form 4 for each of Messrs. Bertilson, McNeil and White, as well as for each of former officers Erin Goodsell and Branden Neish, relating in each case to a single grant of restricted stock units on March 24, 2025; (ii) one late From 4 for Mr. Christiansen, relating to two transactions involving the sale of our common stock to cover taxes due upon vesting of restricted stock units; and (iii) one late Form for Mr. Newton, relating to one sale transaction by a trust of which his spouse is the trustee. The reports were filed promptly upon discovery that a report covering the award was not filed on time.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our audit committee has reviewed and discussed with our management and PricewaterhouseCoopers LLP, our audited consolidated financial statements for the fiscal year ended December 31, 2025. Our audit committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
Our audit committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Submitted by the Audit Committee
George P. Scanlon, Chair
Tyler Newton
David Silverman

ABOUT THIS PROXY STATEMENT
We are an “emerging growth company” under the rules of the SEC and as such are not required to include certain information in this proxy statement that companies that are not “emerging growth company” must include, including a compensation discussion and analysis, certain compensation tables and related narrative information, pay ratio disclosure and pay versus performance disclosure. We have elected to take advantage of such lesser disclosure requirements in presenting certain information in this proxy statement.
ADDITIONAL INFORMATION
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Weave Communications, Inc.
1331 W Powell Way
Lehi, Utah 84043
Attn: Investor Relations
Our annual report on Form 10-K for the fiscal year ended December 31, 2025 is also available at https://investors.getweave.com under “SEC Filings” in the “Financial Information” section of our website.
OTHER MATTERS
Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors,

Brett White
Chief Executive Officer
Lehi, Utah
April 28, 2026

WEAVE COMMUNICATIONS, INC.
1331 W. POWELL WAY
LEHI, UT 84043

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WEAV2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96244-P51808

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WEAVE COMMUNICATIONS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) George Scanlon
02) Debora Tomlin

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as Weave Communications, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V96245-P51808

WEAVE COMMUNICATIONS, INC.
Annual Meeting of Stockholders
June 10, 2026 11:00 AM Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brett White, Jason Christiansen and Tyler Waltman, or any of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WEAVE COMMUNICATIONS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/WEAV2026 on June 10, 2026, at 11:00 a.m. Eastern Time, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side